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Exhibit 23.1

CONSENT INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We hereby consent to the use in this Registration Statement on Amendment No. 2 to Form S-1 of ILFC Holdings Inc. of our report dated March 7, 2012, relating to the financial statements of International Lease Finance Corporation, which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP
Los Angeles, CA
May 1, 2012

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  Exhibit 23.1
CONSENT INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM